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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 7, 2002
                        (Date of earliest event reported)



                                SYMMETRICOM, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-2287                95-1906306
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


                    2300 Orchard Parkway, San Jose 95131-1017
               (Address of principal executive offices) (Zip Code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


       Registrant's telephone number, including area code: (408) 433-0910


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Item 5.   Acquisition or Disposition of Assets.
          ------------------------------------

     On January 7, 2002 (the "Effective Date of the Merger"), the Registrant completed the change of its state of incorporation from California to Delaware through the merger of Symmetricom, Inc., a California corporation ("Symmetricom California") with and into Symmetricom, Inc., a Delaware corporation (the "Company").

     Pursuant to the Agreement and Plan of Merger between the Company and Symmetricom California, as of the Effective Date of the Merger each share of Symmetricom California's Common Stock, no par value (the "Symmetricom California Common Stock"), issued and outstanding immediately prior to the Effective Date of the Merger, was automatically converted into one share of the Company's common stock, $0.0001 par value (the "Common Stock") and each outstanding and unexercised option or other right to purchase Symmetricom California Common Stock became an option or right to purchase the Company's Common stock on the basis of one share of the Company's Common stock for each share of Symmetricom California Common Stock issuable pursuant to any such option or stock purchase right, on the same terms and conditions applicable to any such Symmetricom option or stock purchase right as of the Effective Date of the Merger. In addition, the Company assumed and continued all employee benefit plans and succeeded to all the assets and liabilities of Symmetricom California.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.  The following documents are filed as exhibits to this
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               report:

               Exhibit
                Number                      Description
               -------    ------------------------------------------------------
                 2.1      Agreement and Plan of Merger between the Company and
                          Symmetricom California, dated January 3, 2002.

                 3.1 Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of Delaware of January 4, 2002.

                 3.2      Bylaws of the Company.

                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 9, 2002

                                                SYMMETRICOM, INC.
                                                (Registrant)



                                                By    /s/ WILLIAM SLATER
                                                  ------------------------------
                                                          William Slater
                                                     Chief Financial Officer

                                      -3-

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                                INDEX TO EXHIBITS

Exhibit
 Number                               Description
-------     --------------------------------------------------------------------
 2.1        Agreement and Plan of Merger between the Company and Symmetricom
            California, dated January 3, 2002.

 3.1 Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of Delaware of January 4, 2002.

 3.2        Bylaws of the Company.